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                                                                    EXHIBIT 10.3



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                                                                 August 22, 2000


Advanta Mortgage Loan Trust 2000-2 (the "Trust")
c/o Bankers Trust Company of California, N.A.
1761 East St. Andrew Place
Santa Ana, CA 92705

Ambac Assurance Corporation
One State Street Plaza
New York, New York 10004


         Re: Pooling and Servicing Agreement dated as of August 1, 2000 (the "Pooling and Servicing Agreement") among Advanta Conduit Receivables, Inc., as sponsor (the "Sponsor"), Advanta Mortgage Corp. USA ("AMCUSA"), as master servicer (the "Master Servicer"), and Bankers Trust Company of California, N.A. as trustee (the "Trustee") and the Mortgage Loan Transfer Agreement dated as of August 1, 2000 (the "Transfer Agreement") among the Sponsor, the Trustee and the originators named therein (the "Originators")


Ladies and Gentlemen:

                  Pursuant to the Pooling and Servicing Agreement and the Transfer Agreement (together, the "Agreements"), AMCUSA in its capacity as Master Servicer, has undertaken certain financial obligations with respect to its servicing of the Mortgage Loans, including, but not limited to, the making of Delinquency Advances and Servicing Advances. In addition, the Sponsor and the Originators have, in the Agreements undertaken certain financial obligations, including, but not limited to, the payment of the Loan Purchase Price relating to the repurchase of non-qualifying Mortgage Loans, the payment of Substitution Amounts in connection with the substitution of Qualified Replacement Mortgages and the payment of certain expenses of the Trust. Any financial obligations of AMCUSA, the Sponsor or any Originator under either of the Agreements, whether or not specifically enumerated in this paragraph, are hereinafter referred to as the "Joint and Several Obligations"; provided, however, that "Joint and Several Obligations" shall mean only the financial obligations of AMCUSA, the Sponsor or any Originator under either of the Agreements (including the payment of money damages for a breach of any of AMCUSA's, the Sponsor's or any Originator's obligations under either of the Agreements, whether financial or otherwise) but shall not include any obligations not relating to the payment of money (e.g., the obligation to service the Mortgage Loans).

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                  The Certificate Insurer has required the undersigned, Advanta
Mortgage Holding Company ("AMHC"), the parent corporation of AMCUSA and the indirect corporate parent of the Sponsor, to acknowledge its joint-and-several liability with AMCUSA, the Sponsor and the Originators for the payment of the Joint and Several Obligations under the Agreements.

                  Now, therefore, the Trust, the Certificate Insurer and AMHC do hereby agree that:

                  (i) AMHC hereby agrees to be absolutely and unconditionally jointly and severally liable with AMCUSA, the Sponsor and the Originators to the Trust and the Certificate Insurer for the payment of the Joint and Several Obligations.

                  (ii) AMHC may honor its obligations hereunder either by direct payment of any Joint and Several Obligations or by causing any Joint and Several Obligations to be paid to the Trust and the Certificate Insurer by AMCUSA, the Sponsor, any Originator or another affiliate of AMHC.


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                  Capitalized terms used herein and not defined herein shall have their respective meanings as set forth in the Agreements.


                                       Very truly yours,

                                       ADVANTA MORTGAGE
                                       HOLDING COMPANY


                                       By: /S/ Michael Coco
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                                           Name:  Michael Coco
                                           Title:  Vice President

Acknowledged and Agreed:

ADVANTA MORTGAGE LOAN
  TRUST, 2000-2, by Bankers Trust
  Company of California, N.A., as Trustee


By: /S/ Hermi Alignay
    ---------------------------------
    Name:  Hermi Alignay
    Title: Assistant Secretary


Acknowledged:

AMBAC ASSURANCE CORPORATION

By: /S/ Michele Kearns
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    Name:  Michele Kearns
    Title: First Vice President

Dated: August 22, 2000

                             [Guaranty to the Trust]